Exhibit 99

MBNA Reports Record Third Quarter Earnings

Wilmington, Delaware (10/21/04) -- MBNA Corporation announced today that net income for the third quarter of 2004 rose to $728.3 million or $.56 per common share, an increase of 10%, compared with $658.8 million or $.51 per common share for the third quarter of 2003. For the first nine months of this year, net income rose to $1.908 billion or $1.46 per common share, an increase of 17% compared to $1.635 billion or $1.25 per common share for the first nine months of 2003.

"MBNA has implemented a wide range of strategic initiatives in 2004 further positioning ourselves for the future," said Bruce Hammonds, President and Chief Executive Officer of MBNA Corporation. "These initiatives include our preparations to issue MBNA-American Express credit cards in the next few weeks, the acquisitions of several companies that open new lines of business for us, and the launch of terrific rewards programs with several key affinity partners."

Loan receivables at September 30, 2004 were $32.1 billion, an increase of $3.3 billion or 11.5% over the third quarter of 2003. Total managed loans at September 30, 2004 were $117.8 billion, an increase of $5.1 billion or 4.5% over the third quarter of 2003.

The Corporation added 2.3 million new accounts during the third quarter of 2004. The characteristics of new cardholders are consistent with the quality of the Corporation’s existing cardholders. New endorsements acquired in the third quarter of 2004 include the Philadelphia Phillies, Starwood Hotels & Resort (Canada), Athabasca University (Canada), Ipswich Town Football Club (UK), Manchester City Football Club (UK), and Circulo de Lectores (Spain). The Corporation also renewed a number of group contracts during the third quarter of 2004, including the National Trust for Historic Preservation, American College of Emergency Physicians, Santa Clara University, Virginia Nurses Association, American Association of University Professors, University of Liverpool (UK), and the Association of International Cancer Research (UK).

Losses on loan receivables and managed loans for the third quarter of 2004 were 4.28% and 4.61%, respectively. Loan losses continue to be lower than published industry levels. Delinquency on loan receivables and managed loans was 3.45% and 4.11%, respectively, at September 30, 2004. Based on improving asset quality trends, the provision for possible credit losses was $60.7 million lower in the third quarter of 2004 than in the third quarter of 2003.

This earnings release includes managed data. Please refer to MBNA Corporation and Subsidiaries Financial Highlights - Exhibit A for a quantitative reconciliation of reported and managed data. A business presentation that provides supplemental information regarding the third quarter of 2004 is available in the Investor Relations section of MBNA’s Web site (www.mbna.com).

About MBNA Corporation
MBNA (NYSE:KRB), the largest independent credit card lender in the world and the recognized leader in affinity marketing, is an international financial services company providing lending, deposit, and credit insurance products and services. MBNA credit cards and related products and services are endorsed by more than 5,000 organizations worldwide. MBNA employs more than 28,000 people, each of whom is committed to satisfying the Customer. For more information, visit the company’s web site at www.mbna.com.

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2004	2003	2004	2003

INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income	$611,661	$599,912	$1,873,711	$1,734,676
Provision for possible credit losses	273,387	334,064	890,105	1,058,544
Other operating income	2,159,590	2,032,469	6,101,742	5,672,282
Other operating expense	1,348,678	1,267,389	4,162,462	3,790,332
Net income	728,309	658,763	1,908,352	1,634,614

PER COMMON SHARE DATA FOR THE PERIOD:

Earnings	$.57	$.51	$1.49	$1.27
Earnings-assuming dilution	.56	.51	1.46	1.25
Dividends	.12	.10	.36	.26
Book value	9.61	7.93

RATIOS:

Net interest margin (a)	5.16%	5.36%	5.32%	5.38%
Return on average total assets	4.73	4.56	4.20	3.94
Return on average stockholders' equity	23.42	25.48	21.15	22.41
Stockholders' equity to total assets	20.13	17.63

Loan Receivables (b):
Delinquency (c)	3.45	3.75
Net credit losses (d)	4.28	4.70	4.44	4.91

Sales volume:
Credit card	$33,156,313	$28,689,828	$92,934,212	$78,979,802
Other consumer	69,717	164,995	260,991	483,334
Commercial	2,077,906	1,752,896	5,988,815	4,992,744
Total sales volume	35,303,936	30,607,719	99,184,018	84,455,880
Cash advance volume:
Credit card	13,678,220	15,643,083	42,300,936	44,884,466
Other consumer	2,936,119	1,380,796	7,994,623	4,516,218
Commercial	1,078,446	123,514	2,665,788	374,326
Total cash advance volume	17,692,785	17,147,393	52,961,347	49,775,010
Total volume	$52,996,721	$47,755,112	$152,145,365	$134,230,890

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2004	2003	2004	2003

MANAGED DATA (e):

At Period End:
Loans held for securitization	$9,794,145	$9,674,690
Loan portfolio	22,346,977	19,141,399
Securitized loans	85,672,350	83,939,987
Total managed loans	$117,813,472	$112,756,076

Average for the Period:
Loans held for securitization	$8,594,393	$9,197,700	$9,365,141	$9,213,297
Loan portfolio	22,282,374	19,170,568	21,550,342	18,629,040
Securitized loans	87,626,073	82,626,049	86,887,343	80,719,494
Total managed loans	$118,502,840	$110,994,317	$117,802,826	$108,561,831

For the Period:
Delinquency (c)	4.11%	4.48%
Net credit losses (d)	4.61	5.13	4.85%	5.31%
Net interest margin (a)	7.82	8.36	7.99	8.42
Net interest income	$2,570,770	$2,594,931	$7,775,140	$7,562,529
Provision for possible credit losses	1,307,200	1,423,003	4,143,708	4,358,883
Other operating income	1,234,294	1,126,389	3,453,916	3,144,768

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2004	2003	2004	2003

BALANCE SHEET DATA AT PERIOD END:

Investment securities and money market instruments	$12,850,184	$11,697,076
Loans held for securitization	9,794,145	9,674,690

Credit card loans (f)	10,020,034	10,158,168
Other consumer loans (f)	8,688,128	8,131,479
Commercial loans (f)	3,638,815	851,752
Total loans	22,346,977	19,141,399
Reserve for possible credit losses	(1,141,839)	(1,179,995)
Net loans	21,205,138	17,961,404

Total assets	62,051,861	58,712,232
Total deposits	32,147,141	32,221,111
Long-term debt and bank notes	11,901,794	11,896,068
Stockholders’ equity	12,493,652	10,352,113

AVERAGE BALANCE SHEET DATA:

Investment securities and money market instruments	$12,158,532	$12,074,322	$12,054,265	$11,427,683
Loans held for securitization	8,594,393	9,197,700	9,365,141	9,213,297

Credit card loans (f)	10,050,481	10,219,478	10,012,536	9,763,571
Other consumer loans (f)	8,628,615	8,187,326	8,481,191	8,164,355
Commercial loans (f)	3,603,278	763,764	3,056,615	701,114
Total loans	22,282,374	19,170,568	21,550,342	18,629,040
Reserve for possible credit losses	(1,196,568)	(1,178,652)	(1,226,719)	(1,149,242)
Net loans	21,085,806	17,991,916	20,323,623	17,479,798

Total assets	61,263,473	57,335,104	60,702,149	55,419,906
Total deposits	32,175,712	32,573,010	31,903,284	31,970,893
Long-term debt and bank notes	11,740,751	10,671,888	11,808,825	10,129,928
Stockholders’ equity	12,371,207	10,255,418	12,055,321	9,752,666

Weighted average common shares outstanding (000)	1,277,665	1,277,810	1,277,781	1,278,307
Weighted average common shares outstanding and common stock equivalents (000)	1,294,107	1,296,312	1,297,399	1,294,415

NOTES:

(a)	Net interest margin ratios are presented on a fully taxable equivalent basis.

(b)	Loan receivables include loans held for securitization and the loan portfolio.

(c)	Delinquency represents accruing loans that are 30 days or more past due.

(d)	MBNA Corporation's net credit loss ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include the estimated collectible billed interest and fees for the corresponding period.

(e)	MBNA Corporation allocates resources on a managed basis, and financial data provided to management reflects MBNA Corporation's results on a managed basis. Managed data assumes MBNA Corporation’s securitized loan principal receivables have not been sold and presents the earnings on securitized loan principal receivables in the same fashion as MBNA Corporation’s owned loans. Management, equity and debt analysts, rating agencies and others evaluate MBNA Corporation's operations on a managed basis because the loans that are securitized are subject to underwriting standards comparable to MBNA Corporation's owned loans, and MBNA Corporation services the securitized and owned loans, and the related accounts, together and in the same manner without regard to ownership of the loans. In a securitization, the account relationships are not sold to the trust. MBNA Corporation continues to own and service the accounts that generate the securitized loan principal receivables. The credit performance of the entire managed loan portfolio is important to understand the quality of loan originations and the related credit risks inherent in the owned portfolio and retained interests in its securitization transactions.

Exhibit A reconciles income statement data for the period to managed net interest income, managed provision for possible credit losses, and managed other operating income, and the loan receivables net credit loss ratio to the managed net credit loss ratio, the loan receivables delinquency ratio to the managed delinquency ratio, and the net interest margin ratio to the managed net interest margin ratio. Managed other operating income includes the impact of the gain recognized on securitized loan principal receivables in accordance with Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125" ("Statement No. 140").

(f)	The Corporation reclassified certain loan products to separately report its commercial loan products. Business card products were reclassified from credit card loans to commercial loans, and all other commercial loan products were reclassified from other consumer loans to commercial loans.

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

EXHIBIT A

RECONCILIATION OF INCOME STATEMENT DATA FOR THE PERIOD TO MANAGED NET
INTEREST INCOME, MANAGED PROVISION FOR POSSIBLE CREDIT LOSSES,
AND MANAGED OTHER OPERATING INCOME

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2004	2003	2004	2003

Net interest income:
Net interest income	$611,661	$599,912	$1,873,711	$1,734,676
Securitization adjustments	1,959,109	1,995,019	5,901,429	5,827,853
Managed net interest income	$2,570,770	$2,594,931	$7,775,140	$7,562,529

Provision for possible credit losses:
Provision for possible credit losses	$273,387	$334,064	$890,105	$1,058,544
Securitization adjustments	1,033,813	1,088,939	3,253,603	3,300,339
Managed provision for possible credit losses	$1,307,200	$1,423,003	$4,143,708	$4,358,883

Other operating income:
Other operating income	$2,159,590	$2,032,469	$6,101,742	$5,672,282
Securitization adjustments	(925,296)	(906,080)	(2,647,826)	(2,527,514)
Managed other operating income	$1,234,294	$1,126,389	$3,453,916	$3,144,768

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF THE LOAN RECEIVABLES NET CREDIT LOSS RATIO TO THE MANAGED
NET CREDIT LOSS RATIO

	For the Three Months			For the Three Months
	Ended September 30, 2004			Ended September 30, 2003

	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)

Loan receivables (b)	$330,471	$30,876,767	4.28%	$333,639	$28,368,268	4.70%
Securitized loans	1,033,813	87,626,073	4.72	1,088,939	82,626,049	5.27
Managed loans	$1,364,284	$118,502,840	4.61	$1,422,578	$110,994,317	5.13

	For the Nine Months			For the Nine Months
	Ended September 30, 2004			Ended September 30, 2003

	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)	Net Credit Losses (a)	Average Loans Outstanding	Net Credit Loss Ratio (a)

Loan receivables (b)	$1,029,512	$30,915,483	4.44%	$1,025,149	$27,842,337	4.91%
Securitized loans	3,253,603	86,887,343	4.99	3,300,339	80,719,494	5.45
Managed loans	$4,283,115	$117,802,826	4.85	$4,325,488	$108,561,831	5.31

RECONCILIATION OF THE LOAN RECEIVABLES DELINQUENCY RATIO TO THE MANAGED
DELINQUENCY RATIO

	September 30, 2004			September 30, 2003

	Delinquent Balances (c)	Ending Loans Outstanding	Delinquency Ratio (c)	Delinquent Balances (c)	Ending Loans Outstanding	Delinquency Ratio (c)

Loan receivables (b)	$1,107,809	$32,141,122	3.45%	$1,079,689	$28,816,089	3.75%
Securitized loans	3,738,826	85,672,350	4.36	3,974,630	83,939,987	4.74
Managed loans	$4,846,635	$117,813,472	4.11	$5,054,319	$112,756,076	4.48

MBNA CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share amounts) (unaudited)

RECONCILIATION OF THE NET INTEREST MARGIN RATIO TO THE MANAGED NET INTEREST MARGIN RATIO

	For the Three Months Ended			For the Three Months Ended
	September 30, 2004			September 30, 2003
	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio
Net interest margin (d):
Investment securities and money market instruments	$12,158,532			$12,074,322
Other interest-earning assets	4,105,662			3,946,106
Loan receivables (b)	30,876,767			28,368,268
Total	$47,140,961	$611,903	5.16%	$44,388,696	$599,999	5.36%
Securitization adjustments:
Investment securities and money market instruments	$-			$-
Other interest-earning assets	(4,034,519)			(3,876,800)
Securitized loans	87,626,073			82,626,049
Total	$83,591,554	1,959,109	9.32	$78,749,249	1,995,019	10.05
Managed net interest margin (d):
Investment securities and money market instruments	$12,158,532			$12,074,322
Other interest-earning assets	71,143			69,306
Managed loans	118,502,840			110,994,317
Total	$130,732,515	2,571,012	7.82	$123,137,945	2,595,018	8.36

	For the Nine Months Ended			For the Nine Months Ended
	September 30, 2004			September 30, 2003
	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio	Average Earning Assets	Net Interest Income	Net Interest Margin Ratio
Net interest margin (d):
Investment securities and money market instruments	$12,054,265			$11,427,683
Other interest-earning assets	4,100,353			3,868,157
Loan receivables (b)	30,915,483			27,842,337
Total	$47,070,101	$1,874,387	5.32%	$43,138,177	$1,735,213	5.38%
Securitization adjustments:
Investment securities and money market instruments	$-			$-
Other interest-earning assets	(4,029,628)			(3,799,702)
Securitized loans	86,887,343			80,719,494
Total	$82,857,715	5,901,429	9.51	$76,919,792	5,827,853	10.13
Managed net interest margin (d):
Investment securities and money market instruments	$12,054,265			$11,427,683
Other interest-earning assets	70,725			68,455
Managed loans	117,802,826			108,561,831
Total	$129,927,816	7,775,816	7.99	$120,057,969	7,563,066	8.42

NOTES TO EXHIBIT A:

(a)	MBNA Corporation's net credit loss ratio is calculated by dividing annualized net credit losses, which exclude uncollectible accrued interest and fees and fraud losses, for the period by average loans, which include the estimated collectible billed interest and fees for the corresponding period.

(b)	Loan receivables include loans held for securitization and the loan portfolio.

(c)	Delinquency represents accruing loans that are 30 days or more past due.

(d)	Net interest margin ratios are presented on a fully taxable equivalent basis. The fully taxable equivalent adjustment for the three and nine months ended September 30, 2004 was $242 and $676, respectively. The fully taxable equivalent adjustment for the three and nine months ended September 30, 2003 was $87 and $537, respectively.